SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 19, 2002

                        Commission File Number 333-53050

                                  TEL-ONE, INC.
                                  -------------

                 (Name of Small Business Issuer in its charter)

         FLORIDA                       4813                      59-3680738
(State of Incorporation)    (Primary Standard Industrial     (I.R.S .Employer
                             Classification Code Number)     Identification No.)

                            5414 WEST CRENSHAW STREET
                              TAMPA, FLORIDA 33634
                 TELEPHONE: (813) 496-1149 - FAX: (813) 243-4203
          (Address and Telephone Number of Principal Executive Offices)


ITEM  5.  OTHER  EVENTS

The Board of Directors has accepted the resignation of Mr. George Carapella as a Director of the Company effective January 19, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TEL-ONE , INC.



Date:  January  19,  2001                   By:  /s/ W. Kris Brown
                                               ----------------------------
                                                 W. Kris Brown
                                                 Chairman and Chief Executive
                                                 Officer